UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-2743

DWS Strategic Income Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Semiannual Report to Shareholders

DWS Strategic Income Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

18 Portfolio Summary

19 Investment Portfolio

38 Financial Statements

42 Financial Highlights

46 Notes to Financial Statements

60 Summary of Management Fee Evaluation by Independent Fee Consultant

65 Summary of Administrative Fee Evaluation by Independent Fee Consultant

66 Account Management Resources

67 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. In the current market environment, mortgage-backed securities are experiencing increased volatility. Through its global alpha overlay strategy, the fund may use futures, options, currency forwards and other instruments. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, may decline and the investor may lose principal value. Additionally, investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities and emerging markets presents certain risks, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Until May 31, 2009, the maximum sales charge for Class A shares was 4.50%. Effective June 1, 2009, the maximum sales charge for Class A shares was lowered to 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 are 1.09%, 1.93% and 1.87% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which had the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS Strategic Income Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	10.51%	-6.33%	2.10%	4.30%	4.15%
Class B	10.07%	-7.08%	1.27%	3.42%	3.25%
Class C	10.32%	-6.97%	1.31%	3.46%	3.38%
Barclays Capital US Government/Credit Index+	7.96%	2.58%	5.64%	4.43%	5.63%
Blended Index++	11.27%	-3.70%	3.02%	4.24%	5.77%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/09	$ 4.08	$ 4.08	$ 4.11
10/31/08	$ 3.80	$ 3.80	$ 3.82
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .11	$ .10	$ .10
April Income Dividend	$ .0168	$ .0142	$ .0143
SEC 30-day Yield as of 4/30/09++	5.15%	4.65%	4.64%
Current Annualized Distribution Rate as of 4/30/09++	4.94%	4.18%	4.18%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Multi-Sector Income Funds as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	37	of	147	25
3-Year	24	of	109	22
5-Year	11	of	95	12
10-Year	35	of	73	48

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Strategic Income Fund — Class A [] Barclays Capital US Government/Credit Index+ [] Blended Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS Strategic Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,945	$10,163	$11,785	$14,338
	Average annual total return	-10.55%	.54%	3.34%	3.67%
Class B	Growth of $10,000	$9,027	$10,210	$11,740	$13,769
	Average annual total return	-9.73%	.69%	3.26%	3.25%
Class C	Growth of $10,000	$9,303	$10,399	$11,853	$13,937
	Average annual total return	-6.97%	1.31%	3.46%	3.38%
Barclays Capital US Government/Credit Index+	Growth of $10,000	$10,258	$11,790	$12,420	$17,291
	Average annual total return	2.58%	5.64%	4.43%	5.63%
Blended Index++	Growth of $10,000	$9,630	$10,933	$12,310	$17,521
	Average annual total return	-3.70%	3.02%	4.24%	5.77%

The growth of $10,000 is cumulative.

+ The Barclays Capital US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.
++ The Blended Index consists of the Credit Suisse High Yield Index (35%), Barclays Capital US Government/Credit Index (35%), JPMorgan Emerging Markets Bond Index Global Diversified (15%) and Citigroup Non US Hedged WBGI (15%). The Advisor believes this blended benchmark, which is a secondary benchmark, more accurately reflects typical fund asset allocations and represents the overall investment process.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2009 is 1.00% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 15 days, which had the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 4/30/09
DWS Strategic Income Fund	6-Month‡	1-Year	3-Year	Life of Class*
Class S	10.62%	-6.36%	2.31%	2.56%
Barclays Capital US Government/Credit Index+	7.96%	2.58%	5.64%	4.03%
Blended Index++	11.27%	-3.70%	3.02%	3.66%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Class S commenced operations on February 1, 2005. Index returns began on January 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/09	$ 4.08
10/31/08	$ 3.80
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .12
April Income Dividend	$ .0175
SEC 30-day Yield as of 4/30/09++	5.64%
Current Annualized Distribution Rate as of 4/30/09++	5.15%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 5.22% for Class S shares, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.73% for Class S shares, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Multi-Sector Income Funds as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	38	of	147	26
3-Year	16	of	109	15

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Strategic Income Fund — Class S [] Barclays Capital US Government/Credit Index+ [] Blended Index++

Comparative Results as of 4/30/09
DWS Strategic Income Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$9,364	$10,708	$11,130
	Average annual total return	-6.36%	2.31%	2.56%
Barclays Capital US Government/Credit Index+	Growth of $10,000	$10,258	$11,790	$11,828
	Average annual total return	2.58%	5.64%	4.03%
Blended Index++	Growth of $10,000	$9,630	$10,933	$11,720
	Average annual total return	-3.70%	3.02%	3.66%

The growth of $10,000 is cumulative.

* Class S commenced operations on February 1, 2005. Index returns began on January 31, 2005.
+ The Barclays Capital US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.
++ The Blended Index consists of the Credit Suisse High Yield Index (35%), Barclays Capital US Government/Credit Index (35%), JPMorgan Emerging Markets Bond Index Global Diversified (15%) and Citigroup Non US Hedged WBGI (15%). The Advisor believes this blended benchmark, which is a secondary benchmark, more accurately reflects typical fund asset allocations and represents the overall investment process.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,105.10	$ 1,100.70	$ 1,103.20	$ 1,106.20
Expenses Paid per $1,000*	$ 5.64	$ 9.53	$ 9.54	$ 4.33
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,019.44	$ 1,015.72	$ 1,015.72	$ 1,020.68
Expenses Paid per $1,000*	$ 5.41	$ 9.15	$ 9.15	$ 4.16
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Strategic Income Fund	1.08%	1.83%	1.83%	.83%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses market conditions and DWS Strategic Income Fund's investment strategy during the six-month period ended April 30, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the bond market perform during the semiannual period?

A: The past half year was characterized by high volatility and a dramatic shift in the broader investment environment. While the first six weeks of the period brought outperformance for Treasuries and sharp underperformance for all "spread sectors," the opposite was true from mid-December onward.1

The factors that initially weighed on the performance of the spread sectors were both fundamental and technical in nature. From a fundamental standpoint, a significant slowdown in economic growth raised fears of a potentially sharp increase in defaults among both US corporate issuers and emerging-market nations. On the technical side, the resurgence of the year-long credit crisis led to a continued flight into Treasuries and severely depressed the returns of higher-risk assets.

Beginning in mid-December, the non-Treasury segments of the bond market embarked on an uneven process of recovery. Although the outlook for the economy remained murky, evidence that a depression scenario was growing increasingly unlikely prompted investors to wade out of government bonds to take advantage of elevated yields. Investor confidence was also given a boost by the rally in equity prices in March and April, a two-month period in which the Standard & Poor's 500® (S&P 500) Index gained an impressive 19.17%.2 At the same time, fresh concerns emerged that the world's governments were stretching their finances too far in an effort to bail out the global economy. In combination, these factors led to underperformance for government issues relative to other sectors of the bond market, such as corporates, high-yield bonds and emerging-markets debt.

Q: How did the fund perform?

A: The total return of the fund's Class A shares for the six months ended April 30, 2009 was 10.51%. The fund outperformed the 7.96% return of its benchmark, the Barclays Capital US Government/ Credit Index, and outpaced the 6.99% average return of the funds in its Lipper peer group, Multi-Sector Income Funds, by a wide margin.3,4 The fund is also ahead of the Lipper category for the three-, five- and 10-year periods, and it has finished in the top 22%, 12% and 48%, respectively, of its peer group during those intervals. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for more performance information.)

Q: Please discuss the fund's performance and positioning in the two segments that had the most significant impact on performance for the six-month period: high-yield and the emerging markets.

A: As would be expected given the broader market environment, the fund's position in high-yield bonds detracted significantly from performance during the first six weeks of the period, then added a great deal of value once the spread sectors began to rebound. March and April 2009, in particular, proved to be a time of remarkable strength for the asset class. From the March 9, 2009 low in equities through the close of the period, the Credit Suisse High Yield Index returned 12.31%.5 At the close of the period, the fund held a weighting of 25% in high-yield bonds.

We hold a cautiously optimistic view on the outlook for high yield, and we continue to seek outperformance by allocating to areas where we expect good risk-adjusted returns. We hold a higher-quality bias in high yield via an overweight in higher-quality credits and an underweight in lower-quality credits.6 The fund is also positioned conservatively from a sector standpoint, with overweights in less cyclical industries such as hospitals, cable and telecommunications and underweights in higher-risk areas such as retail, technology, forest products/paper, gaming and real estate. We believe this is an appropriate positioning for this stage of the cycle.

The fund's allocation to the emerging markets, which made up 11% of total assets as of April 30, 2009. was a further positive for performance. The asset class staged a strong recovery following its poor showing in the second half of 2008, reflecting investors' renewed appetite for risk. Performance in this segment of the portfolio was helped by positions in Peru, Panama, El Salvador and Uruguay. Also benefiting performance were underweights or non-holdings in several underperformers, including Mexico and Poland. The fund also held a very small position in Argentina, which lagged due to the combination of macroeconomic issues and the ineffective policies of the nation's current government. We sold the last of the fund's position in December, a positive for performance. The fund's zero weighting in Ecuador, which was based on concerns about the country's unwillingness to pay some of its outstanding debts, was also a positive for performance. On the negative side, performance in this segment of the fund was hurt by an underweight in Venezuela and zero weightings in Iraq and Pakistan. The bonds of all three countries performed well due to the growing expectation that the world economy will emerge from the recession next year.

Q: How has the fund been positioned in the US bond market outside of the high-yield segment?

A: The portion of the fund invested in US Treasury issues, though small at 9% of assets, was a net positive for the full period. The strongest performance from this segment came in the first six week of the period, when the yield on the 10-year note fell from 3.97% on October 31, 2008 to a low of 2.07% on December 18, 2008. Subsequently, the renewal of investor confidence caused prices to fall and yields to climb back to a level of 3.12% by the end of April. Despite this weakness in the second half of the period, the fund's position in Treasuries delivered a positive return for the full six months.

The rally in the spread sectors was favorable for the fund's positions in two areas that underperformed during much of 2008: asset-backed securities and commercial mortgage-backed securities. While not large positions in the fund, these both added value during the period. Our focus in these segments is on liquid AAA-rated securities that offer an attractive yield advantage versus Treasuries.7

The fund's weighting in investment-grade corporate bonds delivered a strong return. During the fourth quarter sell-off, prices were knocked down to a level that indicated a depression in the US economy was a near certainty. Believing this was an extreme overreaction by investors, we took advantage of elevated yields by adding to the fund's position in corporates. This move paid off when the sector subsequently staged a recovery amid rising investor confidence and a rebound in new issuance. As of the close of the period, investment-grade corporate bonds made up 14% of the fund's total assets.

Q: How did the fund's overseas positions affect performance?

A: The fund's allocation to bonds of non-emerging overseas markets hurt relative performance during past six months. While the world's developed fixed-income markets generally performed well in the environment of slowing global growth, the fund's overweight in the higher-yielding bonds issued by Spain and Greece detracted from performance due to concerns about the long-term sustainability of the European Monetary Union. As of the close of the period, 21% of the portfolio was invested in the developed international bond markets. With one exception — a position in bonds issued by Toyota Motor Credit Corp. — this portion of the fund comprised entirely of government bonds.

Currency positioning also detracted slightly. The fund held an overweight in the British pound relative to the euro, based on our view that the Bank of England was further along than the European Union in the process of cutting interest rates.8 The euro in fact outperformed the pound, however, so this positioning proved to be a negative for performance.

Q: How did the DWS global asset allocation strategy affect performance?

A: In addition to the main investment strategy, we employ a global tactical asset allocation strategy.9 This strategy, which DWS Investments calls iGAP (integrated Global Alpha Platform), is designed to add value by benefiting from short-term mispricings within global equity and bond and currency markets. This strategy is expected to have a low correlation to the fund's security holdings. It utilizes both equity and bond futures and currency forwards to take long and short positions in different asset classes without having to make dramatic shifts in the bond and cash allocations of the underlying strategies, which are maintained at the percentages specific to the fund and are rebalanced to these percentages each month.

During the past six months, the iGap strategy added to the fund's return. The strategy's positions in bonds added value, while its returns in currencies and equities offset one another. We continue to view this strategy as an effective way to improve the fund's risk-adjusted returns over the long run.

Q: Do you have any closing thoughts for investors?

A: We believe continued uncertainty with respect to the global economy and, by extension, the outlook for the financial markets helps create a positive environment for the fund. Through our ability to invest across the full range of the fixed-income sector, we are in a position to take advantage of all of the mispricings and value disparities that the asset class has to offer. With this as background, we believe DWS Strategic Income Fund continues to be an attractive vehicle for investors seeking a highly diversified, actively managed fixed-income portfolio.

1 "Spread sectors" refers to all segments of the bond market other than government bonds. They are named as such because they are priced on the yield spread — or difference in yield — relative to Treasuries.
2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 The Barclays Capital US Government/Credit Index is an unmanaged index comprising intermediate and long-term government and investment-grade corporate debt securities. Index returns unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
4 The Lipper Multi-Sector Income Funds category includes funds that seek current income by allocating assets among several different fixed-income securities (with no more than 65% in any one sector except for defensive purposes), including US government and foreign governments, with a significant portion of assets in securities rated below investment grade. Category returns assume reinvestment of dividends. It is not possible to invest directly into the Lipper category.
5 The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
7 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
8 Lower interest rates can lead to underperformance for a currency.
9 The global tactical asset allocation strategy may use instruments including, but not limited to, futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the strategy could suffer losses on its derivatives positions.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/09	10/31/08

Corporate Bonds	44%	36%
Government & Agency Obligations	32%	46%
Cash Equivalents	6%	5%
Mortgage-Backed Securities Pass-Throughs	5%	5%
Collateralized Mortgage Obligations	3%	1%
Open End Investment Companies	2%	1%
Commercial Mortgage-Backed Securities	2%	2%
Loan Participation and Assignments	2%	2%
Asset Backed	2%	1%
Preferred Securities	1%	—
Municipal Bonds and Notes	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	4/30/09	10/31/08

US Government and Agencies	17%	20%
AAA*	17%	19%
AA	5%	—
A	12%	15%
BBB	11%	5%
BB	15%	18%
B	12%	16%
CCC and CC	5%	4%
Below CC	1%	—
Not Rated	5%	3%
	100%	100%
* Includes cash equivalents.
Interest Rate Sensitivity	4/30/09	10/31/08

Effective maturity	6.6 years	7.4 years
Average duration	4.6 years	5.2 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2009 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 46.5%
Consumer Discretionary 3.8%
AMC Entertainment, Inc., 8.0%, 3/1/2014	380,000	347,700
American Achievement Corp., 144A, 8.25%, 4/1/2012	115,000	90,850
American Achievement Group Holding Corp., 16.75%, 10/1/2012 (PIK) (b)	215,687	43,138
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	270,000	162,000
8.0%, 3/15/2014	115,000	69,000
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	295,000	190,275
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**	190,000	17,575
Carrols Corp., 9.0%, 1/15/2013	120,000	111,000
CSC Holdings, Inc.:
6.75%, 4/15/2012	210,000	205,275
Series B, 7.625%, 4/1/2011	395,000	395,000
144A, 8.5%, 6/15/2015	710,000	718,875
144A, 8.625%, 2/15/2019	80,000	80,600
DIRECTV Holdings LLC, 7.625%, 5/15/2016	435,000	430,650
DISH DBS Corp.:
6.375%, 10/1/2011	735,000	712,950
6.625%, 10/1/2014	335,000	311,550
7.125%, 2/1/2016	260,000	243,100
Dollarama Group Holdings LP, 8.573%***, 8/15/2012 (c)	196,000	121,520
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	270,000	9,450
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	235,000	202,100
Group 1 Automotive, Inc., 8.25%, 8/15/2013	115,000	95,450
Hertz Corp., 8.875%, 1/1/2014	660,000	511,500
Idearc, Inc., 8.0%, 11/15/2016**	540,000	8,775
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	155,000	86,800
Inergy LP, 144A, 8.75%, 3/1/2015	80,000	80,400
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	148,000	112,480
Kabel Deutschland GmbH, 10.625%, 7/1/2014	360,000	367,200
Lamar Media Corp., Series C, 6.625%, 8/15/2015	155,000	118,575
Levi Strauss & Co., 8.625%, 4/1/2013 EUR	200,000	216,988
Macy's Retail Holdings, Inc.:
5.35%, 3/15/2012	480,000	438,060
8.875%, 7/15/2015	45,000	42,337
Mediacom Broadband LLC, 8.5%, 10/15/2015 (d)	170,000	159,800
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	335,000	287,263
Norcraft Holdings LP, 9.75%, 9/1/2012	565,000	457,650
Penske Automotive Group, Inc., 7.75%, 12/15/2016	490,000	357,700
Pinnacle Entertainment, Inc.:
7.5%, 6/15/2015	75,000	62,250
8.75%, 10/1/2013	155,000	149,575
Quebecor Media, Inc., 7.75%, 3/15/2016	230,000	192,050
Quebecor World, Inc., 144A, 9.75%, 1/15/2015**	180,000	3,825
Reader's Digest Association, Inc., 9.0%, 2/15/2017	180,000	10,125
Ryland Group, Inc., 8.4%, 5/15/2017	120,000	117,607
Sabre Holdings Corp., 8.35%, 3/15/2016	200,000	95,000
Seminole Hard Rock Entertainment, Inc., 144A, 3.82%***, 3/15/2014	275,000	181,500
Shaw Communications, Inc., 8.25%, 4/11/2010	310,000	315,038
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	190,000	98,800
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	725,000	7,250
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	225,000	96,750
Starwood Hotels & Resort Worldwide, Inc., 7.875%, 10/15/2014 (b)	200,000	192,570
Time Warner Cable, Inc., 8.25%, 4/1/2019	1,140,000	1,259,882
Travelport LLC:
5.886%***, 9/1/2014	170,000	69,700
9.875%, 9/1/2014	35,000	17,150
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015**	55,000	3,988
United Components, Inc., 9.375%, 6/15/2013	40,000	22,000
Unity Media GmbH:
144A, 8.75%, 2/15/2015 EUR	870,000	1,087,786
144A, 10.375%, 2/15/2015	175,000	172,375
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	385,000	455,907
144A, 8.0%, 11/1/2016 EUR	200,000	220,958
Vertis, Inc., 13.5%, 4/1/2014 (PIK)	71,309	364
Videotron Ltd.:
6.875%, 1/15/2014	45,000	43,706
144A, 9.125%, 4/15/2018	225,000	233,719
Young Broadcasting, Inc., 8.75%, 1/15/2014**	1,165,000	5,825
		12,919,286
Consumer Staples 1.7%
Alliance One International, Inc., 8.5%, 5/15/2012	130,000	115,700
Altria Group, Inc.:
8.5%, 11/10/2013	170,000	188,069
9.7%, 11/10/2018	85,000	99,326
10.2%, 2/6/2039	800,000	880,742
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019	750,000	785,227
Delhaize America, Inc.:
8.05%, 4/15/2027	75,000	73,946
9.0%, 4/15/2031	510,000	559,492
General Nutrition Centers, Inc., 6.404%***, 3/15/2014 (PIK)	145,000	110,200
Ingles Market, Inc., 144A, 8.875%, 5/15/2017 (b)	120,000	115,858
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	873,750	314,550
Reynolds American, Inc., 6.75%, 6/15/2017	820,000	737,018
SUPERVALU, Inc., 8.0%, 5/1/2016 (b)	320,000	310,400
Tyson Foods, Inc.:
7.85%, 4/1/2016	205,000	185,924
144A, 10.5%, 3/1/2014	195,000	203,775
Viskase Companies, Inc., 11.5%, 6/15/2011	1,330,000	970,900
		5,651,127
Energy 7.0%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	515,000	454,487
Belden & Blake Corp., 8.75%, 7/15/2012	1,150,000	885,500
Bristow Group, Inc., 7.5%, 9/15/2017	260,000	210,600
Chaparral Energy, Inc., 8.5%, 12/1/2015	375,000	150,000
Chesapeake Energy Corp.:
6.25%, 1/15/2018 (d)	270,000	227,475
6.875%, 1/15/2016	635,000	564,356
7.25%, 12/15/2018	435,000	380,625
7.5%, 6/15/2014	110,000	103,950
9.5%, 2/15/2015	25,000	25,250
Colorado Interstate Gas Co., 6.8%, 11/15/2015	115,000	114,258
ConocoPhillips, 4.75%, 2/1/2014	80,000	84,364
DCP Midstream LLC, 144A, 9.75%, 3/15/2019	882,000	874,997
Delta Petroleum Corp., 7.0%, 4/1/2015	420,000	136,500
Dynegy Holdings, Inc., 6.875%, 4/1/2011 (d)	75,000	70,500
El Paso Corp.:
7.25%, 6/1/2018	505,000	460,812
7.75%, 6/15/2010	205,000	205,242
8.25%, 2/15/2016	170,000	165,750
9.625%, 5/15/2012	180,000	182,325
Energy Transfer Partners LP, 8.5%, 4/15/2014	1,630,000	1,759,378
Enterprise Products Operating LLP, 6.3%, 9/15/2017	2,450,000	2,266,654
EXCO Resources, Inc., 7.25%, 1/15/2011	355,000	299,975
Forest Oil Corp.:
144A, 7.25%, 6/15/2019	130,000	108,225
144A, 8.5%, 2/15/2014	70,000	67,900
Frontier Oil Corp.:
6.625%, 10/1/2011	180,000	177,300
8.5%, 9/15/2016	330,000	326,700
GulfSouth Pipeline Co., LP, 144A, 5.75%, 8/15/2012	55,000	52,361
Halliburton Co., 6.15%, 9/15/2019	280,000	297,159
Hess Corp., 8.125%, 2/15/2019	510,000	558,730
KCS Energy, Inc., 7.125%, 4/1/2012	945,000	881,212
Mariner Energy, Inc.:
7.5%, 4/15/2013	215,000	174,150
8.0%, 5/15/2017	265,000	192,125
Newfield Exploration Co., 7.125%, 5/15/2018	660,000	597,300
ONEOK Partners LP, 8.625%, 3/1/2019	1,530,000	1,555,063
OPTI Canada, Inc.:
7.875%, 12/15/2014	325,000	174,687
8.25%, 12/15/2014	630,000	346,500
Pemex Project Funding Master Trust:
5.75%, 3/1/2018	1,570,000	1,420,850
REG S, 6.375%, 8/5/2016 EUR	100,000	127,018
Petrohawk Energy Corp.:
144A, 7.875%, 6/1/2015	115,000	107,813
9.125%, 7/15/2013	250,000	245,000
Petronas Capital Ltd., REG S, 7.875%, 5/22/2022	290,000	325,061
Plains Exploration & Production Co.:
7.0%, 3/15/2017	220,000	189,200
7.625%, 6/1/2018	435,000	377,362
Quicksilver Resources, Inc., 7.125%, 4/1/2016	640,000	400,000
Southwestern Energy Co., 144A, 7.5%, 2/1/2018	320,000	311,200
Stallion Oilfield Services, 144A, 9.75%, 2/1/2015	140,000	27,300
StatoilHydro ASA:
3.875%, 4/15/2014	1,520,000	1,540,750
5.25%, 4/15/2019	830,000	849,083
Stone Energy Corp.:
6.75%, 12/15/2014	430,000	178,450
8.25%, 12/15/2011	685,000	359,625
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	90,000	82,057
TEPPCO Partners LP, 7.625%, 2/15/2012	205,000	202,460
Tesoro Corp., 6.5%, 6/1/2017	540,000	438,750
TransCanada PipeLines Ltd., 7.125%, 1/15/2019 (d)	125,000	137,097
Whiting Petroleum Corp.:
7.25%, 5/1/2012	450,000	409,500
7.25%, 5/1/2013	70,000	61,600
Williams Companies, Inc., 8.125%, 3/15/2012	695,000	708,900
		23,631,486
Financials 16.8%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	540,000	216,000
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015	280,800	102,436
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**	115,000	12,075
CIT Group, Inc., 5.4%, 2/13/2012	1,600,000	984,595
Citigroup, Inc., 6.5%, 8/19/2013	90,000	82,134
Commonwealth Bank of Australia, 8.7%***, 7/21/2016	4,000,000	3,858,000
Conproca SA de CV, REG S, 12.0%, 6/16/2010	611,535	633,703
Depfa ACS Bank, 144A, 9.5%***, 10/6/2023	4,000,000	3,520,000
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	1,640,000	1,344,889
7.375%, 2/1/2011	190,000	163,411
7.875%, 6/15/2010	335,000	308,217
Fresenius US Finance II, Inc., 144A, 9.0%, 7/15/2015	210,000	222,600
GMAC LLC:
2.488%***, 5/15/2009	405,000	399,938
2.788%***, 6/30/2009 EUR	65,000	80,841
144A, 6.875%, 9/15/2011	1,185,000	1,030,950
7.75%, 1/19/2010	130,000	117,005
144A, 7.75%, 1/19/2010	1,080,000	993,600
Hawker Beechcraft Acquisition Co., LLC, 8.875%, 4/1/2015 (PIK)	350,000	66,500
Hexion US Finance Corp., 9.75%, 11/15/2014	125,000	48,125
HSBC Finance Corp., 1.491%***, 5/10/2010	960,000	915,683
Inmarsat Finance II PLC, 10.375%, 11/15/2012	750,000	768,750
Intergas Finance BV, REGS, 6.875%, 11/4/2011	1,145,000	973,250
iPayment, Inc., 9.75%, 5/15/2014	165,000	95,700
JPMorgan Chase & Co., 6.3%, 4/23/2019	810,000	797,075
Kreditanstalt fuer Wiederaufbau:
2.05%, 2/16/2026 JPY	1,000,000,000	9,723,180
5.0%, 7/4/2011 EUR	7,000,000	9,872,117
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	185,000	21,275
MetLife, Inc., 7.717%, 2/15/2019	1,635,000	1,639,926
New ASAT (Finance) Ltd., 9.25%, 2/1/2011**	340,000	3,400
Nielsen Finance LLC, 144A, 11.5%, 5/1/2016 (b)	80,000	75,200
NiSource Finance Corp.:
6.15%, 3/1/2013	30,000	27,781
7.875%, 11/15/2010	360,000	359,649
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014	340,000	251,600
Pacific Life Global Funding, 144A, 2.21%***, 2/6/2016	1,739,000	1,495,036
Pinnacle Foods Finance LLC, 9.25%, 4/1/2015	10,000	8,475
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	210,000	210,000
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	39,000	40,560
Rio Tinto Finance (USA) Ltd.:
8.95%, 5/1/2014	1,710,000	1,770,000
9.0%, 5/1/2019	1,210,000	1,244,104
Sprint Capital Corp.:
7.625%, 1/30/2011	620,000	597,525
8.375%, 3/15/2012	285,000	273,244
The Goldman Sachs Group, Inc., 7.5%, 2/15/2019	1,640,000	1,682,843
Toll Brothers Finance Corp., 8.91%, 10/15/2017	1,840,000	1,849,629
Toyota Motor Credit Corp., 5.25%, 2/3/2012 EUR	4,000,000	5,481,284
Tropicana Entertainment LLC, 9.625%, 12/15/2014**	660,000	858
UCI Holdco, Inc., 9.32%***, 12/15/2013 (PIK)	295,530	23,642
Universal City Development Partners Ltd., 11.75%, 4/1/2010	955,000	904,863
Wind Acquisition Finance SA:
144A, 9.75%, 12/1/2015 EUR	950,000	1,168,958
144A, 10.75%, 12/1/2015	75,000	78,000
		56,538,626
Health Care 2.2%
Boston Scientific Corp., 6.0%, 6/15/2011	295,000	293,525
Community Health Systems, Inc., 8.875%, 7/15/2015	1,095,000	1,089,525
HCA, Inc.:
144A, 8.5%, 4/15/2019	200,000	201,250
9.125%, 11/15/2014	305,000	301,950
9.25%, 11/15/2016	1,050,000	1,039,500
9.625%, 11/15/2016 (PIK)	395,000	366,362
144A, 9.875%, 2/15/2017	745,000	745,000
HEALTHSOUTH Corp., 10.75%, 6/15/2016	180,000	183,600
IASIS Healthcare LLC, 8.75%, 6/15/2014	295,000	289,838
McKesson Corp., 7.5%, 2/15/2019	425,000	457,886
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	90,000	82,350
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	225,000	153,000
The Cooper Companies, Inc., 7.125%, 2/15/2015	385,000	359,975
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	270,000	240,300
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	590,000	561,975
WellPoint, Inc., 7.0%, 2/15/2019	925,000	943,181
		7,309,217
Industrials 2.9%
Actuant Corp., 6.875%, 6/15/2017	150,000	135,750
Allied Waste North America, Inc., 6.5%, 11/15/2010	155,000	158,100
ARAMARK Corp., 8.5%, 2/1/2015 (d)	365,000	348,575
BE Aerospace, Inc., 8.5%, 7/1/2018 (d)	435,000	393,675
Belden, Inc., 7.0%, 3/15/2017	195,000	171,600
Bombardier, Inc., 144A, 6.75%, 5/1/2012	100,000	91,500
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	540,000	468,168
Cenveo Corp., 144A, 10.5%, 8/15/2016	215,000	144,050
Congoleum Corp., 8.625%, 8/1/2008**	480,000	144,000
Esco Corp.:
144A, 5.195%***, 12/15/2013	285,000	190,950
144A, 8.625%, 12/15/2013	115,000	93,150
General Cable Corp., 3.583%***, 4/1/2015	120,000	91,200
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	175,000	145,250
Hutchison Whampoa International 09 Ltd., 144A, 7.625%, 4/9/2019	1,890,000	1,857,825
Ingersoll-Rand Global Holding Co., Ltd., 9.5%, 4/15/2014	1,040,000	1,087,860
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	220,000	100,100
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	530,000	429,300
7.625%, 12/1/2013	520,000	426,400
9.375%, 5/1/2012	650,000	594,750
Kansas City Southern Railway Co., 8.0%, 6/1/2015	395,000	341,675
Mobile Mini, Inc., 9.75%, 8/1/2014	255,000	223,125
Moog, Inc., 144A, 7.25%, 6/15/2018	85,000	78,625
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	290,000	178,350
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017**	695,000	43,438
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	170,000	138,975
Titan International, Inc., 8.0%, 1/15/2012	730,000	584,000
TransDigm, Inc., 7.75%, 7/15/2014 (d)	115,000	112,412
United Rentals North America, Inc.:
6.5%, 2/15/2012	455,000	407,225
7.0%, 2/15/2014	570,000	353,400
US Concrete, Inc., 8.375%, 4/1/2014	210,000	99,750
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	140,000	57,050
		9,690,228
Information Technology 1.0%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029	695,000	344,025
L-3 Communications Corp.:
5.875%, 1/15/2015	625,000	571,875
Series B, 6.375%, 10/15/2015	270,000	255,825
7.625%, 6/15/2012	755,000	762,550
MasTec, Inc., 7.625%, 2/1/2017	270,000	229,500
Nokia Oyj, 5.375%, 5/15/2019 (b)	700,000	693,525
Seagate Technology International, 144A, 10.0%, 5/1/2014 (b)	120,000	118,200
SunGard Data Systems, Inc., 10.25%, 8/15/2015	525,000	456,750
Vangent, Inc., 9.625%, 2/15/2015	155,000	109,275
		3,541,525
Materials 3.8%
Anglo American Capital PLC, 144A, 9.375%, 4/8/2019	1,480,000	1,506,610
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	110,000	66,000
ARCO Chemical Co., 9.8%, 2/1/2020**	1,740,000	400,200
Barrick Gold Corp., 6.95%, 4/1/2019	1,400,000	1,480,567
Cascades, Inc., 7.25%, 2/15/2013	230,000	181,700
Clondalkin Acquisition BV, 144A, 3.32%***, 12/15/2013	215,000	137,600
CPG International I, Inc., 10.5%, 7/1/2013	490,000	220,500
Exopack Holding Corp., 11.25%, 2/1/2014	580,000	406,000
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/1/2015	580,000	571,300
8.375%, 4/1/2017	1,140,000	1,117,200
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)	456,430	251,037
10.0%, 3/31/2015	460,160	253,088
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	180,000	170,100
144A, 8.25%, 5/1/2016	300,000	300,000
9.5%, 12/1/2011	185,000	188,238
Hexcel Corp., 6.75%, 2/1/2015	790,000	695,200
Huntsman International LLC, 144A, 6.875%, 11/15/2013 EUR	80,000	56,629
Huntsman LLC, 11.625%, 10/15/2010 (d)	892,000	909,840
Innophos, Inc., 8.875%, 8/15/2014	100,000	84,000
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	540,000	459,000
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	110,000	37,400
NewMarket Corp., 7.125%, 12/15/2016	455,000	382,200
NewPage Corp., 10.0%, 5/1/2012	405,000	190,350
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	220,000	253,241
Pliant Corp., 11.85%, 6/15/2009**	5	2
Potash Corp. of Saskatchewan, Inc., 6.5%, 5/15/2019	1,220,000	1,267,861
Radnor Holdings Corp., 11.0%, 3/15/2010**	100,000	125
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	440,000	413,600
The Mosaic Co., 144A, 7.375%, 12/1/2014	625,000	620,312
Wolverine Tube, Inc., 15.0%, 6/30/2012 (PIK)	325,000	250,250
		12,870,150
Telecommunication Services 3.4%
BCM Ireland Preferred Equity Ltd., 144A, 8.959%***, 2/15/2017 (PIK) EUR	232,564	18,873
CC Holdings GS V LLC, 144A, 7.75%, 5/1/2017	200,000	202,000
Centennial Communications Corp.:
10.0%, 1/1/2013	155,000	164,300
10.125%, 6/15/2013	325,000	337,188
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	600,000	592,500
8.375%, 1/15/2014	220,000	217,250
Cricket Communications, Inc.:
9.375%, 11/1/2014	705,000	697,950
144A, 10.0%, 7/15/2015	430,000	434,300
Crown Castle International Corp., 9.0%, 1/15/2015	385,000	392,700
Frontier Communications Corp.:
6.25%, 1/15/2013	205,000	194,750
8.25%, 5/1/2014	105,000	103,163
9.25%, 5/15/2011	130,000	136,825
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	112,247	58,368
Hellas Telecommunications Luxembourg V, 144A, 4.935%***, 10/15/2012 EUR	200,000	160,095
Intelsat Corp.:
144A, 9.25%, 8/15/2014	90,000	87,300
144A, 9.25%, 6/15/2016	1,015,000	979,475
Intelsat Jackson Holdings Ltd., 11.25%, 6/15/2016 (d)	15,000	15,338
Intelsat Subsidiary Holding Co., Ltd., 144A, 8.875%, 1/15/2015	520,000	514,800
iPCS, Inc., 3.295%***, 5/1/2013	110,000	89,100
MetroPCS Wireless, Inc.:
9.25%, 11/1/2014	785,000	785,981
144A, 9.25%, 11/1/2014	225,000	224,156
Millicom International Cellular SA, 10.0%, 12/1/2013	1,010,000	1,010,000
Qwest Corp.:
7.25%, 9/15/2025	70,000	53,550
7.875%, 9/1/2011	585,000	580,613
8.875%, 3/15/2012	130,000	131,950
Sprint Nextel Corp., 6.0%, 12/1/2016	275,000	228,250
Stratos Global Corp., 9.875%, 2/15/2013	150,000	147,750
Telesat Canada, 144A, 11.0%, 11/1/2015	820,000	762,600
Verizon Communications, Inc., 7.35%, 4/1/2039	820,000	850,210
Virgin Media Finance PLC:
8.75%, 4/15/2014	475,000	470,250
8.75%, 4/15/2014 EUR	335,000	414,428
Windstream Corp.:
7.0%, 3/15/2019	255,000	239,700
8.625%, 8/1/2016	40,000	39,800
		11,335,513
Utilities 3.9%
AES Corp.:
144A, 8.0%, 6/1/2020	425,000	371,875
144A, 8.75%, 5/15/2013	1,372,000	1,385,720
9.5%, 6/1/2009	275,000	275,000
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	1,840,000	1,858,345
CenterPoint Energy Houston Electric LLC, Series U, 7.0%, 3/1/2014	85,000	90,361
CMS Energy Corp., 8.5%, 4/15/2011	880,000	898,521
Electricite de France, 144A, 6.5%, 1/26/2019	1,720,000	1,851,525
Energy Future Holdings Corp., 10.875%, 11/1/2017	280,000	191,100
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016	205,000	192,700
Knight, Inc., 6.5%, 9/1/2012 (d)	340,000	328,100
Mirant Americas Generation LLC, 8.3%, 5/1/2011	685,000	685,000
Mirant North America LLC, 7.375%, 12/31/2013	150,000	144,375
NRG Energy, Inc.:
7.25%, 2/1/2014	495,000	477,675
7.375%, 1/15/2017	1,795,000	1,714,225
7.375%, 2/1/2016	390,000	375,375
NV Energy, Inc.:
6.75%, 8/15/2017	470,000	422,403
8.625%, 3/15/2014	100,000	99,997
Oncor Electric Delivery Co., 7.0%, 9/1/2022	185,000	175,744
PacifiCorp, 5.5%, 1/15/2019 (d)	60,000	61,933
Regency Energy Partners LP, 8.375%, 12/15/2013	293,000	273,955
Reliant Energy, Inc., 7.875%, 6/15/2017	85,000	75,863
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015	590,000	334,825
The Toledo Edison Co., 7.25%, 5/1/2020	1,040,000	1,065,774
		13,350,391
Total Corporate Bonds (Cost $173,552,194)		156,837,549

Asset-Backed 1.5%
Credit Card Receivables
Bank One Issuance Trust, "B2", Series 2004-B2, 4.37%, 4/15/2012	2,450,000	2,404,845
Washington Mutual Master Note Trust, "C1", Series 2007-C1, 144A, 0.851%***, 5/15/2014	3,800,000	2,809,966
Total Asset-Backed (Cost $6,034,391)		5,214,811

Commercial Mortgage-Backed Securities 2.3%
Credit Suisse Mortgage Capital Certificates, "A2", Series 2007-C1, 5.268%, 2/15/2040	3,719,000	3,155,209
JPMorgan Chase Commercial Mortgage Securities Corp., "F", Series 2004-LN2, 144A, 5.634%***, 7/15/2041	2,000,000	565,471
Morgan Stanley Capital I, "AJ", Series 2007-HQ11, 5.508%, 2/12/2044	1,640,000	393,600
Wachovia Bank Commercial Mortgage Trust:
"A2", Series 2007-C32, 5.924%***, 6/15/2049	3,600,000	3,097,245
"AJ", Series 2007-C34, 6.147%***, 5/15/2046	2,450,000	490,000
Total Commercial Mortgage-Backed Securities (Cost $9,634,364)		7,701,525

Collateralized Mortgage Obligations 3.1%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 5.458%***, 2/25/2034	1,395,315	1,062,437
FannieMae Grantor Trust, "1A4", Series 2004-T2, 7.5%, 11/25/2043	3,615,749	3,894,841
Merrill Lynch Mortgage Investors Trust, "2A1A", Series 2005-A9, 5.15%***, 12/25/2035	1,872,850	1,334,040
Provident Funding Mortgage Loan Trust, "2A1", Series 2005-1, 4.363%***, 5/25/2035	1,055,624	841,329
Residential Funding Mortgage Securities I, "3A1", Series 2005-SA2, 5.145%***, 6/25/2035	2,877,857	2,564,621
Wells Fargo Mortgage-Backed Securities Trust, "3A1", Series 2004-EE, 4.444%***, 12/25/2034	938,906	764,105
Total Collateralized Mortgage Obligations (Cost $10,795,031)		10,461,373

Mortgage-Backed Securities Pass-Throughs 4.9%
Government National Mortgage Association:
4.5%, 6/1/2038 (b)	4,000,000	4,080,000
5.0%, 12/1/2036 (b)	8,000,000	8,276,875
5.5%, 5/1/2036 (b)	4,000,000	4,155,000
Total Mortgage-Backed Securities Pass-Throughs (Cost $16,566,250)		16,511,875

Government & Agency Obligations 33.7%
Other Government Related 1.7%
Citibank NA, FDIC Guaranteed, 1.016%***, 5/7/2012 (b)	3,250,000	3,250,000
JPMorgan Chase & Co.:
Series 3, FDIC Guaranteed, 1.416%***, 12/26/2012	1,158,000	1,154,126
FDIC Guaranteed, 1.55%***, 6/15/2012	1,342,000	1,345,712
		5,749,838
Sovereign Bonds 21.6%
Export Development Canada, 3.125%, 4/24/2014	1,500,000	1,496,839
Federal Republic of Germany, Series 06, 4.0%, 7/4/2016 EUR	1,250,000	1,767,198
Federal Republic of Nigeria, Promissory Note, Series RC, 5.092%, 1/5/2010	32,000	4,160
Federative Republic of Brazil:
7.875%, 3/7/2015	1,045,000	1,167,787
8.875%, 10/14/2019	950,000	1,130,500
11.0%, 1/11/2012	2,270,000	2,678,600
12.5%, 1/5/2016 BRL	1,155,000	522,227
Government of Canada, 4.5%, 6/1/2015 CAD	2,700,000	2,545,666
Government of Ukraine, REG S, 7.65%, 6/11/2013	785,000	514,175
Kingdom of Spain, 3.15%, 1/31/2016 EUR	4,600,000	6,009,936
Province of Quebec, Series PO, 1.6%, 5/9/2013 JPY	1,349,000,000	13,011,202
Republic of Argentina, 5.83%, 12/31/2033 ARS	438	47
Republic of Bulgaria, 144A, 8.25%, 1/15/2015	825,000	864,188
Republic of Colombia:
8.25%, 12/22/2014	85,000	96,815
10.75%, 1/15/2013	335,000	403,675
Republic of El Salvador, 144A, 7.65%, 6/15/2035	745,000	596,000
Republic of Ghana, 144A, 8.5%, 10/4/2017 (d)	125,000	92,500
Republic of Greece:
3.6%, 7/20/2016 EUR	2,750,000	3,387,466
4.5%, 9/20/2037 EUR	4,750,000	5,369,542
Republic of Indonesia, 144A, 6.875%, 3/9/2017	2,035,000	1,851,850
Republic of Panama:
7.125%, 1/29/2026	630,000	630,000
9.375%, 1/16/2023	2,075,000	2,448,500
Republic of Peru:
6.55%, 3/14/2037	1,600,000	1,547,680
7.125%, 3/30/2019	140,000	151,200
7.35%, 7/21/2025	1,425,000	1,535,437
Republic of Philippines, 8.375%, 2/15/2011	465,000	503,363
Republic of Poland, 5.875%, 2/3/2014 EUR	910,000	1,237,745
Republic of Turkey:
7.0%, 9/26/2016	875,000	883,750
7.25%, 3/15/2015	360,000	367,200
11.75%, 6/15/2010	2,045,000	2,203,487
12.375%, 6/15/2009	1,020,000	1,029,486
Republic of Uruguay:
7.625%, 3/21/2036 (d)	605,000	517,275
9.25%, 5/17/2017	735,000	795,638
Russian Federation, REG S, 7.5%, 3/31/2030	2,390,400	2,327,007
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016	385,000	361,900
United Kingdom Treasury Bond, 4.75%, 9/7/2015 GBP	6,750,000	11,128,159
United Mexican States:
5.625%, 1/15/2017 (d)	499,000	498,252
Series A, 5.875%, 1/15/2014	1,025,000	1,067,537
		72,743,989
US Government Sponsored Agencies 1.6%
Federal Home Loan Bank:
7.2%***, 3/18/2024	850,000	821,313
7.45%***, 10/16/2023	2,400,000	2,400,000
Federal National Mortgage Association:
1.75%, 3/23/2011	1,640,000	1,655,918
8.45%***, 2/27/2023	750,000	720,000
		5,597,231
US Treasury Obligations 8.8%
US Treasury Bills:
0.13%****, 6/11/2009 (e)	3,484,000	3,483,763
0.16%****, 5/21/2009 (e)	340,000	339,993
US Treasury Bonds:
4.5%, 5/15/2038	2,990,000	3,217,521
5.25%, 11/15/2028 (f)	2,740,000	3,159,562
US Treasury Inflation-Indexed Note, 2.0%, 4/15/2012	4,182,080	4,285,327
US Treasury Notes:
0.875%, 12/31/2010 (f)	5,500,000	5,505,373
1.75%, 3/31/2014	2,306,000	2,280,058
2.75%, 2/15/2019	7,585,000	7,346,755
		29,618,352
Total Government & Agency Obligations (Cost $119,081,949)		113,709,410

Loan Participations and Assignments 2.1%
Senior Loans*** 1.8%
Buffets, Inc.:
Incremental Term Loan, LIBOR (3% floor) plus 15.00%, 4/30/2012	113,940	103,686
2nd Lien Term Loan, LIBOR plus 1.0%, plus 16.25% (PIK), 5/1/2013	186,900	23,738
Letter of Credit, LIBOR plus 7.35%, 9.227%, 5/1/2013 (PIK)	39,912	4,989
Charter Communications Operating LLC:
Term Loan, LIBOR plus 4.0%, 5.877%, 3/6/2014	1,402,755	1,195,098
Term Loan, LIBOR plus 9.0%, 10.877%, 3/6/2014	934,490	886,017
Essar Steel Algoma, Inc., Term Loan B, LIBOR plus 2.5%, 4.377%, 6/20/2013	166,218	97,238
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 4.127%, 9/16/2013	117,676	97,671
Golden Nugget, Inc., 2nd Lien Term Loan, LIBOR plus 3.25%, 5.127%, 12/31/2014	230,000	41,400
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, LIBOR plus 2.0%, 3.877%, 3/26/2014	122,544	64,642
Letter of Credit, LIBOR plus 2.1%, 3.977%, 3/26/2014	7,214	3,805
HCA, Inc., Term Loan A, LIBOR plus 2.0%, 3.877%, 11/16/2012	1,299,916	1,181,143
Hexion Specialty Chemicals, Inc.:
Term Loan C1, LIBOR plus 2.25%, 4.127%, 5/5/2013	573,680	286,485
Term Loan C2, LIBOR plus 2.25%, 4.127%, 5/5/2013	156,677	78,241
IASIS Healthcare LLC, Term Loan, LIBOR plus 5.25%, 7.127%, 6/13/2014 (PIK)	282,138	151,415
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 4.127%, 9/30/2014	179,784	100,679
Sbarro, Inc., Term Loan, LIBOR plus 4.5%, 6.377%, 1/31/2014	98,000	67,987
Telesat Canada:
Term Loan II, LIBOR plus 2.0%, 3.877%, 10/31/2014	199,642	185,097
Term Delayed Draw, LIBOR plus 3.0%, 4.877%, 10/31/2014	17,147	15,898
Texas Competitive Electric Holdings Co., LLC: Term Loan B2, LIBOR plus 3.5%, 5.377%, 10/10/2014	97,555	66,649
			Term Loan B3, LIBOR plus 3.5%, 5.377%, 10/10/2014	1,802,550	1,225,238
Tribune Co., Term Loan B, LIBOR plus 3.0%, 4.877%, 6/4/2014**	365,375	107,786
		5,984,902
Sovereign Loans 0.3%
Export-Import Bank of Ukraine, 6.8%, 10/4/2012	690,000	407,100
Gazprom, 144A, 6.51%, 3/7/2022	785,000	523,988
		931,088
Total Loan Participations and Assignments (Cost $9,344,984)		6,915,990

Municipal Bonds and Notes 0.6%
California, State Build America Bonds:
7.5%, 4/1/2034	920,000	957,683
7.55%, 4/1/2039	235,000	246,099
New Jersey, State Tumpike Authority Revenue, Build America Bonds, Series F, 7.414%, 1/1/2040	633,000	693,199
New York, Metropolitan Transportation Authority, Dedicated Tax Funding, Build America Bonds, 7.336%, 11/15/2039	80,000	86,224
Total Municipal Bonds and Notes (Cost $1,877,996)		1,983,205

Preferred Securities 0.7%
Financials
BNP Paribas Capital Trust, 144A, 9.003%, 10/27/2010 (g)	1,640,000	935,095
HSBC Capital Funding LP, Series 1, 144A, 9.547%, 6/30/2010 (g)	800,000	624,168
ING Capital Funding Trust III, 8.439%, 12/31/2010 (g)	1,600,000	688,000
Xerox Capital Trust I, 8.0%, 2/1/2027 (d)	120,000	83,891
Total Preferred Securities (Cost $2,442,921)		2,331,154
	Units	Value ($)

Other Investments 0.0%
Materials
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $271,995)	315,000	78,750
	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Vertis Holdings, Inc.*	3,350	0
Materials 0.0%
GEO Specialty Chemicals, Inc.*	10,608	9,017
GEO Specialty Chemicals, Inc. 144A*	966	821
		9,838
Total Common Stocks (Cost $131,040)		9,838

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc. 144A, 12.0%* (Cost $13,911)	1	0

Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	52,000	2,297
Industrials 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	40	0
Total Warrants (Cost $0)		2,297

Open End Investment Company 2.5%
DWS Floating Rate Plus Fund "Institutional" (h) (Cost $9,239,065)	1,114,287	8,346,010
	Contract Amount ($)	Value ($)

Call Options Purchased 0.1%
Call Options
Option on an interest rate swap for the obligation to receive a fixed rate of 1.72% versus the one-year EUR LIBOR expiring on March 14, 2012, Expiration Date 3/10/2011 (Cost $243,176) EUR	163,300,000	218,007
	Shares	Value ($)

Securities Lending Collateral 0.8%
Daily Assets Fund Institutional, 0.66% (i) (j) (Cost $2,552,035)	2,552,035	2,552,035

Cash Equivalents 6.6%
Cash Management QP Trust, 0.46% (i) (Cost $22,281,304)	22,281,304	22,281,304
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $384,062,606)+	105.4	355,155,133
Other Assets and Liabilities, Net	(5.4)	(18,172,956)
Net Assets	100.0	336,982,177
* Non-income producing security.
** Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
ARCO Chemical Co.	9.8%	2/1/2020	1,740,000	USD	1,951,838	400,200
Buffalo Thunder Development Authority	9.375%	12/15/2014	115,000	USD	115,147	12,075
CanWest MediaWorks LP	9.25%	8/1/2015	190,000	USD	190,000	17,575
Congoleum Corp.	8.625%	8/1/2008	480,000	USD	451,750	144,000
Idearc, Inc.	8.0%	11/15/2016	540,000	USD	548,994	8,775
New ASAT (Finance) Ltd.	9.25%	2/1/2011	340,000	USD	293,669	3,400
Pliant Corp.	11.85%	6/15/2009	5	USD	6	2
Quebecor World, Inc.	9.75%	1/15/2015	180,000	USD	180,000	3,825
R.H. Donnelley Corp.	8.875%	10/15/2017	695,000	USD	695,106	43,438
Radnor Holdings Corp.	11.0%	3/15/2010	100,000	USD	88,363	125
Tribune Co.	4.877%	6/4/2014	365,375	USD	365,147	107,786
Tropicana Entertainment LLC	9.625%	12/15/2014	660,000	USD	520,338	858
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	55,000	USD	56,100	3,988
Young Broadcasting, Inc.	8.75%	1/15/2014	1,165,000	USD	1,079,224	5,825
					6,535,682	751,872
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2009.
**** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $386,166,612. At April 30, 2009, net unrealized depreciation for all securities based on tax cost was $31,011,479. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,458,537 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $35,470,016.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) When-issued or delayed delivery securities included.
(c) Security has deferred its 6/15/2008 and 12/15/2008 interest payments until 6/30/2009.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2009 amounted to $2,451,450, which is 0.7% of net assets.
(e) At April 30, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(f) At April 30, 2009, this security has been pledged, in whole or in part, as collateral for open written options
(g) Date shown is call date; not a maturity date for the perpetual preferred securities.
(h) Affiliated fund managed by Deutsche Investment Management Americas Inc.
(i) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(j) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At April 30, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	6/15/2009	71	5,848,119	5,746,918	(101,201)
10 Year US Treasury Note	6/19/2009	66	8,092,029	7,981,875	(110,154)
2 Year US Treasury Note	6/30/2009	29	6,286,284	6,308,859	22,575
3 Year Australian Treasury Bond	6/15/2009	67	5,238,297	5,223,819	(14,478)
AEX Index	5/15/2009	3	184,544	190,844	6,300
ASX SPI 200 Index	6/18/2009	12	775,850	821,082	45,232
Federal Republic of Germany Euro-Schatz	6/8/2009	79	11,332,977	11,294,434	(38,543)
FTSE 100 Index	6/19/2009	108	6,086,960	6,721,511	634,551
Hang Seng Index	5/27/2009	12	1,131,382	1,191,244	59,862
NASDAQ E-Mini 100 Index	6/19/2009	38	887,807	1,059,060	171,253
S&P E-Mini 500 Index	6/19/2009	42	1,584,549	1,827,000	242,451
S&P MIB Index	6/19/2009	7	689,176	866,663	177,487
United Kingdom Long Gilt Bond	6/26/2009	76	13,625,318	13,559,121	(66,197)
Total net unrealized appreciation					1,029,138

At April 30, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	6/19/2009	54	5,652,306	5,605,447	46,859
10 Year Japanese Government Bond	6/11/2009	14	19,697,544	19,446,968	250,576
DAX Index	6/19/2009	7	998,140	1,111,057	(112,917)
DJ Euro Stoxx 50 Index	6/19/2009	23	598,507	708,440	(109,933)
Federal Republic of Germany Euro-Bund	6/8/2009	30	4,894,355	4,863,582	30,773
Russell E-Mini 2000 Index	6/19/2009	96	3,763,429	4,672,320	(908,891)
S&P TSE 60 Index	6/18/2009	12	1,073,022	1,134,132	(61,110)
TOPIX Index	6/12/2009	52	3,787,163	4,434,395	(647,232)
Total net unrealized depreciation					(1,511,875)

At April 30, 2009, open written options contracts were as follows:

Written Options	Contract Amount	Expiration Date	Value ($)*
Call Options Option on an interest rate swap for the obligation to receive a fixed rate of 2.7% versus the one-year LIBOR expiring on October 13, 2010	12,000,000	10/13/2009	163,248
Option on an interest rate swap for the obligation to receive a fixed rate of 3.12% versus the one-year LIBOR expiring on September 18, 2010	12,000,000	9/18/2009	952
Total Call Options (Premiums received $141,900)			164,200
Put Options Option on an interest rate swap for the obligation to pay a fixed rate of 2.7% versus the one-year LIBOR expiring on October 13, 2010	12,000,000	10/13/2009	2,682
Option on an interest rate swap for the obligation to pay a fixed rate of 3.12% versus the one-year LIBOR expiring on September 18, 2010	12,000,000	9/18/2009	336,933
Total Put Options (Premiums received $141,900)			339,615
Total Written Options (Total premiums received $283,800)			503,815
* Unrealized depreciation at April 30, 2009 was $220,015.

At April 30, 2009, open credit default swap contracts purchased were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Underlying Debt Obligation/ Quality Rating (k)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
4/30/2009 6/20/2014	815,000[1]	5.0%	CBS Corp., 4.625%, 5/15/2018, BBB	83,801	83,801	(136)
4/22/2009 6/20/2014	815,000[2]	3.0%	Limited Brands, Inc., 6.9%, 7/15/2017, BB	50,078	71,567	(21,693)
4/22/2009 6/20/2014	815,000[3]	2.45%	Nordstrom, Inc., 6.95%, 3/15/2028, BBB+	36,335	53,069	(16,938)
Total unrealized depreciation						(38,767)

At April 30, 2009, open credit default swap contracts sold were as follows:

Effective/ Expiration Dates	Notional Amount ($)(I)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (k)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
4/20/2009 6/20/2014	2,050,000[4]	7.5%	Toll Brothers Finance Corp., 5.15%, 5/15/2015, BBB-	31,179	71,207	(40,648)
(k) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.
(l) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

At April 30, 2009, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation ($)
4/20/2009 4/20/2024	2,500,000[1]	Fixed — 7.5%	Floating — LIBOR	3,593
5/15/2009 5/15/2024	2,500,000[1]	Fixed — 7.5%	Floating — LIBOR	—
Total net unrealized appreciation				3,593

At April 30, 2009, open total return swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Depreciation ($)
12/1/2008 12/1/2010	8,200,000[3]	0.35%	Global Interest Rate Strategy Index	(135,022)	16,400	(156,179)
Counterparties: [1] Morgan Stanley [2] The Goldman Sachs & Co. [3] Citigroup, Inc. [4] JPMorgan Chase Securities, Inc.

As of April 30, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
EUR	8,922,000	USD	11,819,866	5/20/2009	4,656
USD	4,554,851	AUD	6,417,000	5/20/2009	134,013
USD	5,578,807	CAD	6,878,000	5/20/2009	182,228
USD	3,611,279	CAD	4,500,000	5/27/2009	158,015
USD	9,567,029	CHF	10,952,000	5/20/2009	38,616
USD	3,881,234	JPY	389,084,000	5/20/2009	59,165
USD	1,736,990	NOK	11,646,000	5/20/2009	33,675
Total unrealized appreciation					610,368
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
CAD	3,750,000	USD	3,118,506	5/27/2009	(22,572)
EUR	4,251,100	USD	5,598,889	5/22/2009	(25,303)
EUR	7,000,000	USD	9,060,079	5/27/2009	(209,631)
GBP	2,974,000	USD	4,374,784	5/20/2009	(26,369)
GBP	3,500,000	USD	5,056,366	5/27/2009	(123,162)
SEK	3,228,000	USD	393,232	5/20/2009	(10,744)
USD	1,118,376	NZD	1,939,000	5/20/2009	(15,886)
Total unrealized depreciation					(433,667)
Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
USD United States Dollar

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Options Written, At Value	Other Financial Instruments++
Level 1	$ 10,898,045	$ —	$ (482,737)
Level 2	336,908,710	(503,815)	(55,300)
Level 3	7,348,378	—	—
Total	$ 355,155,133	$ (503,815)	$ (538,037)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts, forward foreign currency exchange contracts and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at April 30, 2009:

Investments in Securities
Balance as of October 31, 2008	$ 6,118,005
Total realized gain (loss)	(100,148)
Change in unrealized appreciation (depreciation)	(234,169)
Amortization premium/discount	7,374
Net purchases (sales)	446,689
Net transfers in (out) of Level 3	1,110,627
Balance as of April 30, 2009	$ 7,348,378
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2009	$ (589,070)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $349,990,202) — including $2,451,450 of securities loaned.	$ 321,975,784
Investment in DWS Floating Rate Plus Fund (cost $9,239,065)	8,346,010
Investment in Daily Assets Fund Institutional (cost $2,552,035)*	2,552,035
Investment in Cash Management QP Trust (cost $22,281,304)	22,281,304
Total investments, at value (cost $384,062,606)	355,155,133
Cash	913,137
Foreign currency, at value (cost $ 317,693)	327,022
Receivable for investments sold	3,621,815
Receivable for Fund shares sold	408,556
Interest receivable	5,192,273
Receivable for variation margin on open futures contracts	158,010
Unrealized appreciation on forward foreign currency exchange contracts	610,368
Unrealized appreciation on swap contracts	3,593
Foreign taxes recoverable	208,535
Other assets	59,371
Total assets	366,657,813
Liabilities
Payable for investments purchased	8,317,285
Payable for when-issued and delayed delivery securities purchased	16,606,250
Payable upon return of securities loaned	2,552,035
Payable for Fund shares redeemed	449,912
Unrealized depreciation on forward foreign currency exchange contracts	433,667
Unrealized depreciation on swap contracts	235,594
Options written, at value (premiums received $283,800)	503,815
Net payable on closed forward foreign currency exchange contracts	1,322
Net payable for closed swap contracts	5,436
Accrued management fee	129,675
Other accrued expenses and payables	440,645
Total liabilities	29,675,636
Net assets, at value	$ 336,982,177
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	1,640,426
Net unrealized appreciation (depreciation) on: Investments	(28,907,473)
Swap contracts	(232,001)
Futures	(482,737)
Written options	(220,015)
Foreign currency	189,151
Accumulated net realized gain (loss)	(84,991,447)
Paid-in capital	449,986,273
Net assets, at value	$ 336,982,177
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($295,032,806 ÷ 72,355,038 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 4.08
Maximum offering price per share (100 ÷ 95.50 of $4.08)	$ 4.27

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,278,523 ÷ 2,272,871 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 4.08

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($27,306,445 ÷ 6,651,551 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 4.11
Class S Net Asset Value, offering and redemption price(a) per share ($5,364,403 ÷ 1,314,547 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 4.08
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2009 (Unaudited)
Investment Income
Income: Dividends — DWS Floating Rate Plus Fund	$ 187,994
Interest (net of foreign taxes withheld of $455)	9,486,665
Interest — Cash Management QP Trust	110,522
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	34,733
Total Income	9,819,914
Expenses: Management fee	758,362
Administration fee	160,260
Services to shareholders	292,105
Custodian fee	30,997
Distribution and service fees	510,061
Professional fees	51,344
Trustees' fees and expenses	7,687
Reports to shareholders	38,494
Registration fees	16,526
Other	53,446
Total expenses before expense reductions	1,919,282
Expense reductions	(59,240)
Total expenses after expense reductions	1,860,042
Net investment income	7,959,872
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(7,804,901)
Swap contracts	171,939
Futures	3,007,629
Foreign currency	(1,491,833)
Payments by affiliates (see Note I)	753
(6,116,413)
Change in net unrealized appreciation (depreciation) on: Investments	30,319,714
Swap contracts	(345,549)
Futures	(477,366)
Written options	(156,345)
Foreign currency	1,133,092
30,473,546
Net gain (loss)	24,357,133
Net increase (decrease) in net assets resulting from operations	$ 32,317,005

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Operations: Net investment income	$ 7,959,872	$ 18,119,483
Net realized gain (loss)	(6,116,413)	(6,335,177)
Change in net unrealized appreciation (depreciation)	30,473,546	(67,179,642)
Net increase (decrease) in net assets resulting from operations	32,317,005	(55,395,336)
Distributions to shareholders from: Net investment income: Class A	(8,100,879)	(14,992,319)
Class B	(236,180)	(542,822)
Class C	(650,347)	(1,085,863)
Class S	(140,936)	(175,428)
Tax return of capital: Class A	—	(5,003,702)
Class B	—	(181,168)
Class C	—	(362,408)
Class S	—	(58,549)
Total distributions	(9,128,342)	(22,402,259)
Fund share transactions: Proceeds from shares sold	34,333,088	80,661,967
Reinvestment of distributions	7,042,015	16,883,423
Cost of shares redeemed	(45,422,869)	(94,934,454)
Redemption fees	4,034	4,552
Net increase (decrease) in net assets from Fund share transactions	(4,043,732)	2,615,488
Increase (decrease) in net assets	19,144,931	(75,182,107)
Net assets at beginning of period	317,837,246	393,019,353
Net assets at end of period (including undistributed net investment income of $1,640,426 and $2,808,896, respectively)	$ 336,982,177	$ 317,837,246

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 3.80	$ 4.70	$ 4.68	$ 4.69	$ 4.76	$ 4.53
Income (loss) from investment operations: Net investment income[b]	.10	.22	.25	.24	.26	.28
Net realized and unrealized gain (loss)	.29	(.85)	.07	.13	(.05)	.25
Total from investment operations	.39	(.63)	.32	.37	.21	.53
Less distributions from: Net investment income	(.11)	(.20)	(.28)	(.38)	(.28)	(.30)
Net realized gains	—	—	(.02)	—	—	—
Tax return of capital	—	(.07)	—	—	—	—
Total distributions	(.11)	(.27)	(.30)	(.38)	(.28)	(.30)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 4.08	$ 3.80	$ 4.70	$ 4.68	$ 4.69	$ 4.76
Total Return (%)[c]	10.51d**	(14.22)[d]	7.01[d]	8.37[d]	4.48	12.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	295	280	345	314	320	334
Ratio of expenses before expense reductions (%)	1.11*	1.12	1.08	1.14	1.16	1.05
Ratio of expenses after expense reductions (%)	1.08*	1.11	1.07	1.13	1.16	1.05
Ratio of net investment income (%)	5.05*	4.76	5.30	5.24	5.53	6.01
Portfolio turnover rate (%)	137**	185	137	175	130	169
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 3.80	$ 4.71	$ 4.68	$ 4.69	$ 4.76	$ 4.52
Income (loss) from investment operations: Net investment income[b]	.08	.18	.21	.20	.22	.24
Net realized and unrealized gain (loss)	.30	(.86)	.08	.13	(.05)	.25
Total from investment operations	.38	(.68)	.29	.33	.17	.49
Less distributions from: Net investment income	(.10)	(.16)	(.24)	(.34)	(.24)	(.25)
Net realized gains	—	—	(.02)	—	—	—
Tax return of capital	—	(.07)	—	—	—	—
Total distributions	(.10)	(.23)	(.26)	(.34)	(.24)	(.25)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 4.08	$ 3.80	$ 4.71	$ 4.68	$ 4.69	$ 4.76
Total Return (%)[c]	10.07d**	(15.09)[d]	6.37[d]	7.45[d]	3.53[d]	11.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	10	17	22	29	46
Ratio of expenses before expense reductions (%)	1.97*	1.96	1.86	2.16	2.22	1.94
Ratio of expenses after expense reductions (%)	1.83*	1.88	1.85	1.94	2.04	1.94
Ratio of net investment income (%)	4.30*	3.99	4.52	4.43	4.65	5.12
Portfolio turnover rate (%)	137**	185	137	175	130	169
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 3.82	$ 4.73	$ 4.71	$ 4.72	$ 4.79	$ 4.56
Income (loss) from investment operations: Net investment income[b]	.08	.18	.21	.20	.22	.24
Net realized and unrealized gain (loss)	.31	(.86)	.07	.13	(.05)	.25
Total from investment operations	.39	(.68)	.28	.33	.17	.49
Less distributions from: Net investment income	(.10)	(.16)	(.24)	(.34)	(.24)	(.26)
Net realized gains	—	—	(.02)	—	—	—
Tax return of capital	—	(.07)	—	—	—	—
Total distributions	(.10)	(.23)	(.26)	(.34)	(.24)	(.26)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 4.11	$ 3.82	$ 4.73	$ 4.71	$ 4.72	$ 4.79
Total Return (%)[c]	10.32d**	(14.98)[d]	6.16[d]	7.41[d]	3.58	11.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	24	28	22	20	20
Ratio of expenses before expense reductions (%)	1.86*	1.89	1.84	1.94	2.04	1.90
Ratio of expenses after expense reductions (%)	1.83*	1.87	1.84	1.93	2.04	1.90
Ratio of net investment income (%)	4.30*	4.00	4.53	4.44	4.65	5.16
Portfolio turnover rate (%)	137**	185	137	175	130	169
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 3.80	$ 4.70	$ 4.68	$ 4.69	$ 4.88
Income (loss) from investment operations: Net investment income[c]	.10	.22	.26	.25	.20
Net realized and unrealized gain (loss)	.30	(.85)	.07	.13	(.17)
Total from investment operations	.40	(.63)	.33	.38	.03
Less distributions from: Net investment income	(.12)	(.20)	(.29)	(.39)	(.22)
Net realized gains	—	—	(.02)	—	—
Tax return of capital	—	(.07)	—	—	—
Total distributions	(.12)	(.27)	(.31)	(.39)	(.22)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 4.08	$ 3.80	$ 4.70	$ 4.68	$ 4.69
Total Return (%)	10.62d**	(14.06)[d]	7.25[d]	8.57[d]	.54**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	4	3	2	1
Ratio of expenses before expense reductions (%)	1.04*	1.03	.92	.96	1.01*
Ratio of expenses after expense reductions (%)	.83*	.89	.90	.95	1.01*
Ratio of net investment income (%)	5.30*	4.97	5.47	5.42	5.76*
Portfolio turnover rate (%)	137**	185	137	175	130
[a] For the six months ended April 30, 2009 (Unaudited).
[b] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Strategic Income Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. The Fund may enter into total return swap transactions to hedge against market and interest rate risk or to enhance returns. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. Payments received or made at the end of each measurement period are recorded as realized gain or loss on the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

Interest Rate Swap Contracts. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk — that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from a board approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset on the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability on the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns. The Fund may also enter into forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as part of its global tactical asset allocation overlay strategy.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into options on interest rate swaps. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain. The Fund may also enter into option contracts as part of its global tactical asset allocation strategy.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued by an independent pricing service or if an independent pricing service is unable to provide, using quotations supplied by the counterparty. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $73,454,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($20,682,000), October 31, 2010 ($38,904,000), October 31, 2011 ($2,469,000), October 31, 2012 ($1,247,000), October 31, 2014 ($4,983,000) and October 31, 2016 ($5,169,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, premium amortization on debt securities, investments in futures, forward currency contracts and recognition of certain foreign currency gain (loss) as ordinary income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. During the period, the Fund imposed a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective June 1, 2009, the Fund no longer imposes the 2% redemption fee.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended April 30, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $285,546,862 and $274,865,520, respectively. Purchases and sales of US Treasury securities aggregated $138,913,437 and $160,070,208, respectively.

For the six months ended April 30, 2009, transactions for the written options on interest rate swaps were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	$ 48,000,000	$ 283,800
Outstanding, end of period	$ 48,000,000	$ 283,800

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.480%
Next $750 million of such net assets	.450%
Next $1.5 billion of such net assets	.430%
Next $2.5 billion of such net assets	.410%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.360%
Next $2.5 billion of such net assets	.340%
Over $12.5 billion of such net assets	.320%

The Fund did not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS Floating Rate Plus Fund ("DWS affiliated mutual fund").

For the period from November 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of underlying DWS funds) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.07%
Class B	1.82%
Class C	1.82%
Class S	.82%

Accordingly, for the six months ended April 30, 2009, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $17,385 and the amount charged aggregated $740,977, which was equivalent to an annualized effective rate of 0.46% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2009, the Administration Fee was $160,260, of which $27,180 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at April 30, 2009
Class A	$ 184,860	$ 28,703	$ 84,157
Class B	10,548	5,901	3,457
Class C	16,464	2,296	6,684
Class S	5,414	4,766	—
	$ 217,286	$ 41,666	$ 94,298

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2009
Class B	$ 35,409	$ 5,083
Class C	96,927	16,426
	$ 132,336	$ 21,509

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2009	Annualized Effective Rate
Class A	$ 334,139	$ 125,493.24%
Class B	11,629	3,617.25%
Class C	31,957	10,851.25%
	$ 377,725	$ 139,961

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2009 aggregated $14,760.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2009, the CDSC for Class B and C shares aggregated $11,789 and $10,530, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2009, DIDI received $769 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the six months ended April 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,294, of which $5,530 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2009, the Fund's custodian fee was reduced by $189 for the custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	5,937,714	$ 23,377,403	14,019,844	$ 63,899,853
Class B	299,712	1,183,499	835,128	3,786,442
Class C	2,099,239	8,296,711	2,184,100	9,915,914
Class S	374,766	1,475,475	685,861	3,059,758
		$ 34,333,088		$ 80,661,967
Shares issued to shareholders in reinvestment of distributions
Class A	1,622,760	$ 6,329,324	3,418,540	$ 15,263,588
Class B	40,056	156,013	107,316	481,256
Class C	109,948	431,563	209,411	941,851
Class S	32,030	125,115	44,393	196,728
		$ 7,042,015		$ 16,883,423
Shares redeemed
Class A	(8,909,480)	$ (34,713,385)	(17,107,172)	$ (76,017,433)
Class B	(753,535)	(2,950,539)	(1,872,822)	(8,426,121)
Class C	(1,757,110)	(6,944,427)	(2,118,766)	(9,456,418)
Class S	(206,217)	(814,518)	(236,231)	(1,034,482)
		$ (45,422,869)		$ (94,934,454)
Redemption fees		$ 4,034		$ 4,552
Net increase (decrease)
Class A	(1,349,006)	$ (5,003,546)	331,212	$ 3,148,038
Class B	(413,767)	(1,611,024)	(930,378)	(4,158,404)
Class C	452,077	1,784,748	274,745	1,403,392
Class S	200,579	786,090	494,023	2,222,462
		$ (4,043,732)		$ 2,615,488

I. Payments made by Affiliates

During the six months ended April 30, 2009, the Advisor fully reimbursed the Fund $753 for losses incurred on trades executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	KSTAX	KSTBX	KSTCX	KSTSX
CUSIP Number	23337K 101	23337K 200	23337K 309	23337K 507
Fund Number	010	210	310	2391

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Strategic Income Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Strategic Income Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        July 1, 2009